The PNC Financial Services Group, Inc.
Citigroup Financial Services Conference
New York, NY
February 1, 2006
The PNC Financial Services Group, Inc.
Citigroup Financial Services Conference
New York, NY
February 1, 2006
EXHIBIT 99.1

Cautionary Statement Regarding
Forward-Looking Information
Cautionary Statement Regarding
Forward-Looking Information
This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, as well as those factors previously disclosed in our 2004 annual report on Form 10-K, our third quarter 2005 report on Form 10-Q, and other SEC reports
(accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP Investors.”
reconciliation information available on our corporate website at www.pnc.com under “For

Key Messages Key Messages Accomplished a great deal in 2005 Maintained a moderate risk profile that is key to improving consistency Executing strategies to improve operating leverage

Record year – Earned $1.3 billion
Strong client activity – business
segment earnings* grew 18%
Strong revenue growth
Average loans and deposits
continued to grow
Improved operating leverage in
4
th
quarter
- One PNC initiative ahead of
schedule
Managed capital effectively and
invested in PNC
Overall asset quality remained very
strong
Total business segment earnings are reconciled to
total GAAP consolidated earnings in the Appendix
2005 Highlights
2005 Highlights
Financial Highlights
Net income $1.3 billion
EPS (diluted) $4.55
ROCE 16.6%
Noninterest income
to total revenue  66%
Loans to deposits* 81%
Year Ended
December 31, 2005
Loans to deposits as of December 31, 2005
*
*

Investing in Our Future Growth
Investing in Our Future Growth
Strengthened management team
Investments to grow organically
- Expanding and refurbishing branch system
- Enhancing technology capabilities
- Broadening product set
Value-added acquisitions
- Riggs – expanding into growth market
- State Street Research – fueling continued fee growth
- Harris Williams – providing additional product and
distribution capabilities

International fund processing:
PFPC – with offices in U.S.,
Ireland & Luxembourg
International investment management:
BlackRock – with offices in U.S.,
Scotland, Hong Kong, Tokyo & Australia
Regional, National and International Businesses
PNC – A Diversified Financial
Services Company
PNC – A Diversified Financial
Services Company
IN
OH
PA
KY
NJ
DE
Business Leadership
Retail Banking
- A leading community bank in PNC major markets
- Top 10 SBA lender in the U.S.
- One of the nation’s largest wealth management
firms
Corporate & Institutional Banking
- Top 10 Treasury Management business
- The nation’s second largest lead arranger of
asset-based loan syndications
- Harris Williams - one of the nation’s largest M&A
advisory firms for middle market companies
PFPC
- Among the largest providers of mutual fund
transfer agency and accounting and
administration services in the U.S.
BlackRock
- One of the nation’s largest publicly traded asset
managers
PNC Bank Branches
PNC Employees / Offices Outside of Retail Footprint
VA
DC
MD

Accomplished a great deal in 2005
Maintained a moderate risk profile that is key
to improving consistency
– Credit risk
– Interest rate risk
Executing strategies to improve operating
leverage
Key Messages
Key Messages

Diverse
- No large industry concentration
Granular
- Only 2% of commercial lending exposure
is non-investment grade and >$50 million
Targeted
- Focused on clients that meet risk-
adjusted returns
Home equity portfolio statistics
- % of first lien positions 46%
- Weighted average loan to value  68%
- Weighted average FICO scores    728
Disciplined Approach Leads to
Strong Credit Risk Profile
Disciplined Approach Leads to
Strong Credit Risk Profile
Strong Asset Quality
Lending Profile (As of December 31, 2005)
PNC
December 31, 2005
Nonperforming loans to loans 0.39% 0.32%
Net charge-offs to
average loans (full year 2005) 0.06% 0.38%
Excluding $53 million loan
recovery in 2Q05 0.18%
Allowance for loan and lease
losses to loans 1.21% 1.15%
Peer
Group
Source: SNL DataSource; PNC as reported
Peer group represents average of super-regional banks
identified in the Appendix.  Peer group excludes PNC.
.
Commercial
Consumer

Our Approach to Interest Rate Risk:
Preserve and Optimize Long-Term Value
Our Approach to Interest Rate Risk:
Preserve and Optimize Long-Term Value
Neutral Duration of Equity Positions Us Well in This Environment
(3)
(2)
(1)
0
1
2
3
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Duration
of Equity
Years
3 Month LIBOR
10 Year T Note
At Quarter End
2004 2005

Accomplished a great deal in 2005
Maintained a moderate risk profile that is key
to improving consistency
Executing strategies to improve operating
leverage
– Invest in and grow fee-based businesses
– Grow net interest income
– Make expense control part of our culture
Key Messages
Key Messages

$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Fee-Based Businesses
Differentiate PNC
Fee-Based Businesses
Differentiate PNC
Noninterest Income to Total Revenue
0%
10%
20%
30%
40%
50%
60%
70%
80%
BK PNC FITB USB WB KEY WFC BBT STI NCC
Information for the quarter ended 12/31/05
PNC amounts calculated in the Appendix
Source: SNL DataSource
Banking & Other
BlackRock
PFPC
9% CAGR 9% CAGR
Strong Noninterest Income Growth
$ millions
Consolidated Noninterest Income
2002 2003 2004 2005

Reflects adjusted earnings for 2004 and 2005 as presented
in BlackRock’s publicly available filings and are reconciled to GAAP in the Appendix
BlackRock – A Growth Engine
BlackRock – A Growth Engine
Assets Under Management Earnings
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005
$0
$100
$200
$300
$400
$500
2002 2003 2004 2005
December 31
$273
$342
$453
$309
$270
$133
$155
$178
* *
$143
$234
Adjusted Earnings*
GAAP Earnings
$ millions $ billions

Improve efficiency
Expand offshore
Invest in and grow
alternative investment
products
PFPC – Strong Growth
PFPC – Strong Growth
Servicing Statistics Strategies to Drive Growth
Assets serviced
($ billions)
Accounting / administration $830 +15%
Domestic $754 +14%
Offshore $76 +25%
Shareholder accounts
(in millions)
Transfer agency 19 -10%
Subaccounting 43 +19%
Earnings ($ millions)
$104 +49%
% Change
vs. 2004
2005
December 31

Corporate & Institutional Banking reported noninterest income for the years ended 12/31/04 and 12/31/05 was $573 million and $609
million, respectively; chart excludes net gains on institutional loans held for sale of $52 million and $7 million, respectively.
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
2004 2005
Year Ended December 31
Banking – Growing Fee Income
Banking – Growing Fee Income
$521
$1,223
$1,275
$602
+16%
+4%
Retail Banking
Corporate & Institutional Banking
*
Geographic expansion
Diversify product set
Increase product
penetration
Leverage technology
Strong Noninterest Income Growth Strategies to Drive Growth
$ millions
* *

0.0
0.5
1.0
1.5
2.0
2002 2003 2004 2005
Increasing and Deepening
Checking Relationships
Increasing and Deepening
Checking Relationships
…Provides Opportunities for
Deepening Relationships
Average home equity
loans       +15%
Consumer on-line
banking users       +19%
Consumer on-line
bill-pay users       +81%
Growth*
* Growth is for 2005 vs. 2004
Retail Banking
Checking Customer Base
millions
December 31
Small Business
Consumer

$5
$7
$9
$11
$13
$15
$17
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
$5
$7
$9
$11
$13
$15
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Growing a Valuable
Core Deposit Base
Growing a Valuable
Core Deposit Base
Relationship Strategy Generating Deposit Growth
$ billions
Retail Banking
Average Certificates of Deposit
Retail Banking
Average Demand Deposits
$ billions
Average Federal
Funds Rate
Average Certificates
of Deposit
2003 2004 2005 2003 2004 2005

Growing Deposits
Faster Than Our Peers
Growing Deposits
Faster Than Our Peers
Deposit Increase Compared to Peers
Total interest-bearing deposits 18% 10%
Total noninterest-bearing deposits 11% 10%
Total deposits 16% 9%
Average Balances
2005 vs. 2004
PNC
Peer
Median
Source: SNL DataSource
Peer median of super-regional banks as identified in the Appendix excluding PNC

Rising Interest Rates Increase Value of
PNC’s Noninterest-Bearing Deposits
WFC 23%
BK 19
PNC 18
USB 16
STI 16
KEY 16
FITB 15
WB 15
NCC 14
BBT 14
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Noninterest-Bearing Deposits
Becoming More Valuable
Noninterest-Bearing Deposits
Becoming More Valuable
PNC’s High Percentage of
Noninterest-Bearing Funding
Average Noninterest-Bearing Deposits
to Average Earning Assets
2004 2005
Impact of Noninterest-Bearing Sources
on PNC’s Net Interest Margin
4Q05
Source: SNL DataSource

Average Loans Outstanding
Improving Execution
Driving Loan Growth
Improving Execution
Driving Loan Growth
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2004 2005
+14%
+12%
Retail Banking
Corporate & Institutional Banking
Drivers of Growth
Retail Banking
Focus on home equity loan product
Offering enhanced Business Banking
product set
Corporate & Institutional Banking
Leveraging national distribution in
Commercial Real Estate and Asset Based
Lending
Delivering superior product set to middle
market clients
$ billions

An Opportunity to Increase
Securities Yields
An Opportunity to Increase
Securities Yields
Yield on Securities Portfolio
BK 4.44% 3.68% +76bp
PNC 4.49 3.85 +64bp
USB 4.85 4.38 +47bp
WB 5.30 4.87 +43bp
STI 4.47 4.06 +41bp
BBT 4.29 3.98 +31bp
KEY 4.78 4.52 +26bp
WFC 5.81 5.62 +19bp
FITB 4.41 4.21 +20bp
NCC 5.14 5.07 +07bp
Source: SNL DataSource and company filings
Change
Retained Portfolio Flexibility
As of December 31, 2005
Effective duration of
2.6 years
Weighted-average life of
4.0 years
11% is floating rate
16% matures or re-prices
in next twelve months
Increasing Yields on Securities Portfolio
4Q05 4Q04

$400
$450
$500
$550
$600
Net Interest Income Improving
Net Interest Income Improving
Consolidated Net Interest Income
(Taxable-Equivalent Basis)
Net interest income on a taxable-equivalent basis is reconciled to GAAP net interest income in the Appendix
$ millions
2004 2005

One PNC – Driving Improved
Operating Leverage
One PNC – Driving Improved
Operating Leverage
Building a More Competitive Company
Eliminate 3,000 positions
Implement 2,400 ideas
Achieve $400 million of
total value
1,800 positions eliminated
88% of ideas are complete
or in process
Delivered $90 million in
2005.  On track to capture
$400 million of value
by 2007
Expected Outcomes Update – As of 12/31/05

Summary Summary Accomplished a great deal in 2005 Maintained a moderate risk profile that is key to improving consistency Executing strategies to improve operating leverage

Appendix

Cautionary Statement Regarding
Forward-Looking Information
Cautionary Statement Regarding
Forward-Looking Information
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward- looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
In addition to factors that we have disclosed in our 2004 annual report on Form 10-K, our third quarter 2005 report on Form 10-Q, and in other reports that we file with the SEC (accessible on the SEC’s website at www.sec.gov and on or through PNC’s corporate website at www.pnc.com), PNC’s forward-looking statements are subject to, among others, the following risks and uncertainties, which could cause actual results or future events to differ materially from those that we anticipated in our forward-looking statements or from our historical performance:
•
changes in political, economic or industry conditions, the interest rate environment, or the financial and capital markets (including as a result of actions of the Federal Reserve Board affecting interest rates, the money supply, or otherwise reflecting changes in monetary policy), which could affect: (a)
credit quality and the extent of our credit losses;  (b) the extent of funding of our unfunded loan commitments and letters of credit;  (c) our allowances for loan and lease losses and unfunded loan commitments and letters of credit;  (d) demand for our credit or fee-based products and services;  (e) our net interest income; (f) the value of assets under management and assets serviced, of private equity investments, of other debt and equity investments, of loans held for sale, or of other on-balance sheet or off-balance sheet assets; or (g) the availability and terms of funding necessary to meet our liquidity needs;
•
the impact on us of legal and regulatory developments, including the following: (a) the resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to tax and pension laws;  and (e) changes in accounting policies and principles, with the impact of any such developments possibly affecting our ability to operate our businesses or our financial condition or results of operations or our reputation, which in turn could have an impact on such matters as business generation and retention, our ability to attract and retain management, liquidity and funding;
•
the impact on us of changes in the nature and extent of our competition;
•
the introduction, withdrawal, success and timing of our business initiatives and strategies;

Cautionary Statement Regarding
Forward-Looking Information (continued)
Cautionary Statement Regarding
Forward-Looking Information (continued)
•
customer acceptance of our products and services, and our customers’ borrowing, repayment, investment and deposit practices;
•
the impact on us of changes in the extent of customer or counterparty delinquencies, bankruptcies or defaults, which could affect, among other things, credit and asset quality risk and our provision for credit losses;
•
the ability to identify and effectively manage risks inherent in our businesses;
•
how we choose to redeploy available capital, including the extent and timing of any share repurchases and acquisitions or other investments in our businesses;
•
the impact, extent and timing of technological changes, the adequacy of intellectual property protection, and costs associated with obtaining rights in intellectual property claimed by others;
•
the timing and pricing of any sales of loans or other financial assets held for sale;
•
our ability to obtain desirable levels of insurance and to successfully submit claims under applicable insurance policies;
•
the relative and absolute investment performance of assets under management;  and
•
the extent of terrorist activities and international hostilities, increases or continuations of which may adversely affect the economy and financial and capital markets generally or us specifically.
Our future results are likely to be affected significantly by the results of the implementation of our One PNC initiative, as discussed in this presentation.
Generally, the amounts of our anticipated cost savings and revenue enhancements are based to some extent on estimates and assumptions regarding future business performance and expenses, and these estimates and assumptions may prove to be inaccurate in some respects. Some or all of the above factors may cause the anticipated expense savings and revenue enhancements from that initiative not to be achieved in their entirety, not to be accomplished within the expected time frame, or to result in implementation charges beyond those currently contemplated or some other unanticipated adverse impact.
Furthermore, the implementation of cost savings ideas may have unintended impacts on our ability to attract and retain business and customers, while revenue
enhancement ideas may not be successful in the marketplace or may result in unintended costs.   Assumed attrition required to achieve workforce reductions may not come in the right places or at the right times to meet planned goals.
In addition, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing. In particular, acquisitions may be substantially more expensive to complete (including the integration of the acquired company) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected.  As a regulated financial institution, our

Cautionary Statement Regarding
Forward-Looking Information (continued)
Cautionary Statement Regarding
Forward-Looking Information (continued)
pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.  Recent acquisitions, including our acquisition of Riggs National Corporation, continue to present the integration and other post-closing risks and uncertainties described above.
You can find additional information on the foregoing risks and uncertainties and additional factors that could affect the results anticipated in our forward-looking statements or from our historical performance in the reports that we file with the SEC.  You can access our SEC reports on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
Business segments
Retail Banking $682 $610 24%
Corporate & Institutional Banking 480 443 28%
BlackRock 234 143 28%
PFPC 104 70 32%
Total business segments 1,500 1,266 18% 26%
Minority interest in income of BlackRock (71) (42)
Other (104) (27)
Total consolidated $1,325 $1,197      11% 17%
2005 2004
$ millions
For the year ended December 31
% Change
Earnings
Return on
Avg Capital *
2005
Appendix
Business Earnings and Return on Capital
* Percentages for BlackRock and PFPC reflect return on average equity

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
BlackRock $369 21.6%
PFPC 215 12.6%
Banking businesses 515 30.2%
Other 52 3.0%
Total consolidated $1,151 $1,706 67.4%
Noninterest
Income
$ millions
Consolidated
Total
Revenue
Noninterest
Income to
Consolidated
Total Revenue*
Quarter Ended 12/31/05
33.2%
Appendix
Sum of net interest income and noninterest income *
Noninterest Income to Total Revenue*

(a) While BlackRock reports its financial results using accounting principles generally accepted in the United States of America (GAAP), management believes that evaluating its ongoing operating results may not be as useful if investors are limited to reviewing only GAAP financial measures. Management reviews non GAAP financial measures to assess ongoing operations, and for the reasons described below, considers them to be effective indicators, for both management and investors, of BlackRock's profitability and financial performance over time. Nevertheless, BlackRock's management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Net income, as adjusted, and diluted earnings per share, as adjusted, have been derived from BlackRock's consolidated financial statements, as follows:

	Three months ended			Year ended	
	December 31,		September 30,	December 31,	
	2005	2004	2005	2005	2004
Net income, GAAP basis	$72,919	$49,752	$61,119	$233,908	$143,141
Add back: PNC's LTIP funding requirement	7,744	6,870	7,757	30,610	53,569
SSR acquisition costs	-	635	-	5,590	635
Release of reserves related to the New York State tax audit	-	(9,545)	-	-	(18,064)
Impact of Trepp sale	-	-	-	(486)	(1,572)
Net income, as adjusted	80,663	47,712	68,876	269,622	177,709
Diluted earnings per share, GAAP basis	$1.09	$0.75	$0.92	$3.50	$2.17
Diluted earnings per share, as adjusted	$1.21	$0.72	$1.03	$4.03	$2.69

We believe that net income, as adjusted, and diluted earnings per share, as adjusted, are effective measurements of BlackRock's historical profitability and financial performance. The LTIP expense associated with awards to be met by PNC's funding requirement has been excluded from net income, as adjusted, and diluted earnings per share, as adjusted, because these changes do not result in an economic cost to the Company and, exclusive of the impact related to LTIP participants' put options, these charges will not impact BlackRock's book value. SSR acquisition costs consist of certain compensation costs and professional fees. Compensation cost reflected in this amount represents direct incentives related to alternative product performance fees generated in 2004 by SSR employees, assumed in conjunction with the acquisition and settled by BlackRock with no future service requirement. Net income, as adjusted, and diluted earnings per share, as adjusted, exclude this amount because it does not relate to the current period's operations. Professional fees reflected in this amount, which have been deemed non-recurring by management, have been excluded from net income, as adjusted, and diluted earnings per share, as adjusted, to help ensure the comparability of this information to prior reporting periods.

PNC

Non-GAAP to GAAP Reconcilement Non-GAAP to GAAP Reconcilement $ millions, except earnings per share Appendix BlackRock Adjusted Earnings

Non-GAAP to GAAP
Reconcilement
Non-GAAP to GAAP
Reconcilement
$ millions
Net interest income, GAAP basis $494 $481 $491 $503
Taxable-equivalent adjustment 3 4 7 6
Net interest income, taxable-equivalent basis $497 $485 $498 $509
1Q04 3Q04 2Q04 4Q04
Appendix
Consolidated Net Interest Income
Net interest income, GAAP basis $506 $534 $559 $555
Taxable-equivalent adjustment 6 7 7 13
Net interest income, taxable-equivalent basis $512 $541 $566 $568
1Q05 3Q05 2Q05
4Q05

Peer Groups
Peer Groups
BB&T Corporation BBT
The Bank of New York Company, Inc. BK
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Appendix
Ticker Super-Regional Banks